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                                SECOND AMENDMENT
                                     TO THE
                                 SECOND AMENDED
                                       AND
                          RESTATED EMPLOYMENT AGREEMENT

         THIS SECOND AMENDMENT TO THE SECOND AMENDED AND RESTATED EMPLOYMENT AGREEMENT (this "Amendment"), dated as of October 7, 2002, is made by and among Insignia Financial Group, Inc., a Delaware corporation (the "Parent Company"), Insignia/ESG, Inc., a Delaware corporation (the "Company"), and Stephen B. Siegel (the "Executive").

         WHEREAS, Insignia/ESG Holdings, Inc., the predecessor in interest to the Parent Company, the Company and the Executive have entered into a Second Amended and Restated Employment Agreement, made as of July 31, 1998, as amended to date by the Amendment to Second Amended and Restated Employment Agreement, made as of July 21, 2001, by and among the Parent Company, the Company and the Executive (the "Employment Agreement"), pursuant to which the terms and conditions of the Executive's employment are set forth; and

         WHEREAS, the Parent Company, the Company and the Executive now desire to amend the Employment Agreement as hereinafter set forth;

         NOW, THEREFORE, the Parent Company, the Company and the Executive hereby agree as follows:

         1. DEFINED TERMS. All capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Employment Agreement.

         2. AMENDMENT TO SECTION 3(C). Effective on the date hereof, Section 3(c) of the Employment Agreement is hereby amended to read in its entirety as follows:

                  "For each month prior to August, 2002, the Company shall advance to the Executive an amount equal to $50,000 less withholding permitted by Section 12 on the first day of each month (such amounts including the related withholding are referred to as the "Advances") against receipt of the Override and Annual Bonus payable in respect of the calendar year in which such Advances were paid. Not later than March 31 following the end of each fiscal year (or 90 days following the termination of the Employment Period, if earlier), the Compensation Committee shall deliver to the Executive a calculation of the amount of Override payable to him pursuant to Section 3(b) of this Agreement, the amount of the Annual Bonus payable to him pursuant to Section 3(e) of this Agreement for the preceding year (or portion thereof if the Employment Period has terminated during such year) and the amount of Additional Payments payable to him pursuant to
                  Section 3(d) of this Agreement for the preceding year. In the event the Advances for any such period exceed the aggregate amount of the Override and Annual Bonus the Executive shall repay such excess to the Company within 15 days of receipt of such calculation. Subject only to recoupment under Section 3(d) below, in the event the Override and Annual Bonus earned for such period exceeds the Advances for such period, the Company shall pay such excess less

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                  withholding to the Executive within 15 days of delivery of such calculation."

         3. AMENDMENT TO SECTION 3(D). Effective on the date hereof, Section 3(d) of the Employment Agreement is hereby amended by adding the following four sentences at the end thereof to read as follows:

                  "In addition, the Executive shall be entitled to receive an additional 20% of the promotional and net commission amounts received by Insignia/ESG after June 30, 2002, as such amounts are described and referred to above in this Section 3(d) (the "Additional Payments"); provided, however, that in no event shall the amount of Additional Payments actually paid to the Executive in any calendar month exceed $50,000. Any amount of Additional Payments in respect of any calendar month to which the Executive is entitled in excess of such monthly $50,000 maximum amount (the "Excess Additional Payments") (i) shall, in respect of each calendar year, be carried back to any prior month in any such calendar year (but only to months after July, 2002, in the case of calendar year 2002) for which $50,000 of Additional Payments was not actually paid to the Executive until the earlier to occur of (a) the actual payment of $50,000 of Additional Payments to the Executive in respect of each such prior month in such calendar year, and (b) the date of payment of the Annual Bonus amount for and in respect of such calendar year, and (ii) any remaining Excess Additional Payments shall be carried forward indefinitely and paid to the Executive in any subsequent calendar months in which less than $50,000 of Additional Payments are earned by the Executive until $50,000 of Additional Payments are actually paid to the Executive in respect of each such subsequent calendar month (but, notwithstanding the above, any such remaining Excess Additional Payments so carried forward shall only be paid to the Executive if the Executive is employed by the Company on the date of payment and upon any termination of the Executive's employment such carry forward amount shall be reduced to zero and eliminated without any payment to the Executive). Notwithstanding the above or anything to the contrary in Section 3(c) or otherwise, the Additional Payments and Excess Additional Payments actually paid to the Executive during any particular calendar year shall (x) be recoupable from any Override and Annual Bonus amounts, and from any other cash payments, other than Base Salary, earned by or payable to the Executive in respect of such calendar year and/or subsequent calendar years, including without limitation severance payments or benefits (the "Recoupable Amounts") or (y) be forfeited and repaid to the Company by the Executive if (A) the Executive terminates or resigns his employment or (B) the Company terminates the Executive's employment for Cause, in either case, at any time during any such calendar year. If the Recoupable Amounts in
                  (x) above in respect of any calendar year are insufficient to fully recoup the amount of Additional Payments and Excess Additional Payments actually paid in respect of such calendar year or prior calendar years, the aggregate amount of such unrecouped Additional Payments and Excess Additional Payments shall be carried forward indefinitely to subsequent calendar years and shall again be

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                  subject to such recoupment by the Company in any such
                  subsequent calendar years."

         4. AFFIRMATION. Except as set forth above, all other terms and provisions of the Employment Agreement, as in effect immediately prior to the date hereof, shall remain in full force and effect.

         5. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.


                                       INSIGNIA FINANCIAL GROUP, INC.

                                       BY: /s/ Adam B. Gilbert
                                          --------------------------------------

                                       NAME:  Adam B. Gilbert
                                            ------------------------------------

                                       ITS: Executive Vice President
                                           -------------------------------------



                                       INSIGNIA/ESG, INC.

                                       BY: /s/ Adam B. Gilbert
                                          --------------------------------------

                                       NAME:  Adam B. Gilbert
                                            ------------------------------------

                                       ITS: Senior Vice President
                                           -------------------------------------



                                       /s/ Stephen B. Siegel
                                       -----------------------------------------
                                       Stephen B. Siegel